Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

New Issue Marketing Materials

$935,316,600 (Approximate)

Washington Mutual MSC
Mortgage Pass-Through Certificates, Series 2003-AR4

Washington Mutual Mortgage Securities Corp.
Depositor and Master Servicer

Bear, Stearns & Co. Inc.
Sole and Lead Underwriter

All statistical Information is preliminary and based upon Information as of July 1, 2003.

July 21, 2003

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 1

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 2

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                             $935,316,600 (approx.)
    Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4
                Hybrid ARM Mortgage Loans (6-Month LIBOR Indexed)

------------------------------------------------------------------------------------------------------------------
                                 Expected    Credit    Certificate
                  Certificate     Ratings    Enhance     Interest    Collateral   Collateral       Certificate
Class     MLG       Size (1)      S&P/Mdy   %age (2)      Rate         Type         Index              Type
------------------------------------------------------------------------------------------------------------------
 I-A       I      $124,071,600    AAA/Aaa    10.00%     WAC (3)         3/6-mo    6-Mo LIBOR      Group I Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
II-A      II      $397,810,500    AAA/Aaa    10.00%     WAC (4)         5/6-mo    6-Mo LIBOR     Group II Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
II-X      II      Notional (5)    AAA/Aaa    10.00%    Fixed (5)        5/6-mo    6-Mo LIBOR    Group II Interest
                                                                        Hybrid                         Only
------------------------------------------------------------------------------------------------------------------
III-A   III(12)   $ 62,557,000    AAA/Aaa    10.00%     WAC (6)         3/6-mo    6-Mo LIBOR     Group III Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
IV-A    IV (12)   $151,812,200    AAA/Aaa    10.00%     WAC (7)         5/6-mo    6-Mo LIBOR     Group IV Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
 V-A     V (12)   $ 18,858,600    AAA/Aaa    10.00%     WAC (8)         3/6-mo    6-Mo LIBOR      Group V Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
VI-A    VI (12)   $ 50,217,300    AAA/Aaa    10.00%     WAC (9)         5/6-mo    6-Mo LIBOR     Group VI Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
VII-A     VII     $ 51,015,600    AAA/Aaa    10.00%     WAC (10)        3/6-mo    6-Mo LIBOR     Group VII Senior
                                                                        Hybrid
------------------------------------------------------------------------------------------------------------------
  M       All     $ 38,535,100    AA+/Aaa     5.95%     WAC (11)        Total     6-Mo LIBOR    Crossed Mezzanine
                                                                      Portfolio
------------------------------------------------------------------------------------------------------------------
 B-1      All     $ 17,602,800     AA/Aa2     4.10%     WAC (11)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                      Portfolio
------------------------------------------------------------------------------------------------------------------
 B-2      All     $ 13,321,000      A/A2      2.70%     WAC (11)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                      Portfolio
------------------------------------------------------------------------------------------------------------------
 B-3      All     $  9,514,900   BBB/Baa2     1.70%     WAC (11)        Total     6-Mo LIBOR   Crossed Subordinate
                                                                      Portfolio
------------------------------------------------------------------------------------------------------------------

(1)  The Certificates Sizes are approximate and subject to a +/- 10% variance;

(2) The Credit Enhancement percentages are preliminary and are subject to change based upon the final pool as of the Cut-off Date and rating agency analysis.

(3) The Class I-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group I Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.630%.

(4) Up to and including the distribution date in June 2008, the Class II-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group II Mortgage Loans minus 0.575%. After the distribution date in June 2008, the Class II-A Certificates will bear interest at the weighted average of the Pass-Through Rates of the Group II Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.276%.

(5) Up to and including the distribution date in June 2008, the Class II-X Certificates will bear interest at a fixed rate (the Certificate Interest
     Rate) equal to 0.575% based on a notional amount equal to the certificate principal balance of the Class II-A Certificates. After the distribution date in June 2008, the Class II-X will not bear any interest.

(6) The Class III-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group III Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.627%.

(7) The Class IV-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group IV Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.977%.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 3

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

(8) The Class V-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group V Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.321%.

(9) The Class VI-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group VI Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.677%.

(10) The Class VII-A Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Pass-Through Rates of the Group VII Mortgage Loans. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.384%.

(11) The Class M and Class B Certificates will bear interest at a variable rate (the Certificate Interest Rate) equal to the weighted average of the Certificate Interest Rates of all Senior Certificates, excluding notional balances. The Certificate Interest Rate with respect to the first Interest Accrual Period is expected to be approximately 4.775%.

(12) Mortgage Loans Groups III, IV, V and VI are comprised entirely of mortgage loans with conforming balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 4

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Depositor/Seller/Master Servicer:   Washington Mutual Mortgage Securities Corp.

Trustee:                            U.S. Bank National Association

Mortgage Loan Originator:           All of the Mortgage Loans were
                                    originated or acquired by GreenPoint
                                    Mortgage Funding, Inc.

Cut-off Date:                       August 1, 2003

Closing Date:                       August 29, 2003

Rating Agencies:                    Standard & Poor's and Moody's Investors
                                    Service

Legal Structure:                    REMIC

Optional Call:                      5% cleanup call

Distribution Date:                  25th of each month or next business day,
                                    commencing September 25, 2003

Remittance Type:                    Scheduled/Scheduled

Form of Registration:               The investment grade Certificates will be
                                    issued in book-entry form through DTC

ERISA: All of the Offered Certificates are expected to be ERISA eligible. Prospective investors should review with the legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA: The Senior, Senior Mezzanine and Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 5

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Advancing Obligation:               The Master Servicer is obligated to
                                    advance delinquent mortgagor payments
                                    through the date of liquidation of an
                                    REO property to the extent they are
                                    deemed recoverable.

Compensating Interest:              On each Distribution Date, the Master
                                    Servicer is obligated to remit an amount equal to the lesser of (1) any shortfall for the previous month's interest collections resulting from Payoffs made from the 15th day of the calendar month preceding the Distribution Date to the last day of the month and (2) the applicable monthly master servicing fee and any reinvestment income realized by the Master Servicer relating to Payoffs made during the Prepayment Period and interest payments on Payoffs received during the period of the first day through the 14th day of the month of the Distribution Date.

Other Certificates:                 The following Classes of "Other
                                    Certificates" will be issued in the
                                    indicated approximate original principal amounts, which will provide credit support to the related Offered
                                    Certificates, but are not offered
                                    hereby.

                                    Certificate   Orig. Balance          PT Rate
                                    -----------   -------------   ---------------------
                                     Class B-4      $9,990,700    WAC (see footnote 11)
                                     Class B-5      $3,330,200    WAC (see footnote 11)
                                     Class B-6      $2,854,781    WAC (see footnote 11)

Collateral Description:             As of July 1, 2003, the aggregate
                                    principal balance of the Mortgage Loans
                                    described herein is expected to be
                                    approximately $951 million. The Mortgage
                                    Loans are conventional, adjustable rate
                                    Six-Month LIBOR indexed Mortgage Loans
                                    with initial rate adjustments occurring
                                    either three or five years after the
                                    date of origination ("Hybrid ARMs"). The
                                    Mortgage Loans are secured by first
                                    liens on one- to four- family
                                    residential properties. All of the
                                    Mortgage Loans in Mortgage Loans Groups
                                    III , IV, V and VI have conforming
                                    balances.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 6

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    Approximately 84% of the Mortgage Loans
                                    (by principal balance as of July 1,
                                    2003) allow for payments of interest
                                    only for a term equal to the initial
                                    fixed period of the Mortgage Loan. After such interest only period, the principal balance of such Mortgage Loan will fully amortize over its remaining term.

                                    Approximately 9% of the Mortgage Loans
                                    (by principal balance as of July 1,
                                    2003) incur a penalty for any
                                    prepayments, generally during the first
                                    36 months after origination in excess of 20% of the initial principal balance of the Mortgage Loan. All penalties collected will be retained by the Servicer as additional servicing compensation.

                                    Below are the approximate general
                                    characteristics of the Mortgage Loans as of July 1, 2003:

-----------------------------------------------------------------------------------------------
                       % of    Gross    Net     WAM    Gross      Net    Rate   Net Max    Roll
 MLG     Loan Type     Pool     WAC     WAC    (mos)   Margin   Margin   Caps    Rate     (mos)
-----------------------------------------------------------------------------------------------
  I     3/6-mo LIBOR   14.49%  5.030%  4.630%   358    2.253%   1.853%    5/1   10.630%    34
-----------------------------------------------------------------------------------------------
 II     5/6-mo LIBOR   46.45%  5.251%  4.851%   358    2.252%   1.852%    5/1    9.853%    58
-----------------------------------------------------------------------------------------------
III*    3/6-mo LIBOR    7.31%  5.027%  4.627%   358    2.259%   1.859%    5/1   10.627%    34
-----------------------------------------------------------------------------------------------
 IV*    5/6-mo LIBOR   17.73%  5.377%  4.977%   358    2.254%   1.854%    5/1    9.985%    58
-----------------------------------------------------------------------------------------------
  V*    3/6-mo LIBOR    2.20%  4.721%  4.321%   359    2.253%   1.853%    5/1   10.321%    35
-----------------------------------------------------------------------------------------------
 VI*    5/6-mo LIBOR    5.86%  5.077%  4.677%   359    2.254%   1.854%    5/1    9.677%    59
-----------------------------------------------------------------------------------------------
VII     3/6-mo LIBOR    5.96%  4.784%  4.384%   359    2.254%   1.854%    5/1   10.384%    35
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total                  100.0%  5.175%  4.775%   358    2.253%   1.853%          10.077%    51
-----------------------------------------------------------------------------------------------

     * MLG III, MLG IV, MLG V and MLG VI are comprised of conforming balance loans.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 7

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                    See the attached collateral descriptions for more information. NOTE: the information related to the Mortgage Loans described herein reflects information as of the July 1, 2003. It is expected that on or prior to the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date and may cause a decrease in the aggregate principal balance of the Mortgage Loans, as reflected herein, of up to 10%. As a result, other mortgage loans may be added to the mortgage pool to replace the principal loss through scheduled and unscheduled principal payments.
                                    Consequently, the initial principal
                                    balance of any of the Offered
                                    Certificates on the Closing Date is
                                    subject to an increase or decrease of up to 10% from amounts shown on the front cover hereof.

Underwriting Standards:             The Mortgage Loans were underwritten to
                                    the guidelines of the Originator which
                                    have been approved by the Depositor.

Credit Enhancement:                 Credit Enhancement for the Certificates
                                    will be provided by a senior/subordinate shifting interest structure. The Class
                                    B-1, Class B-2 and Class B-3
                                    Certificates are cross-collateralized
                                    and provide credit enhancement for the
                                    Class I-A, Class II-A, Class III-A,
                                    Class IV-A, Class V-A, Class VI-A, Class
                                    VII-A and Class M Certificates. In
                                    addition, the Class M Certificates
                                    provide additional credit enhancement
                                    for the Class I-A, Class II-A, Class
                                    III-A, Class IV-A, Class V-A, Class VI-A and Class VII-A Certificates.

Cash-Flow Description:              Distributions on the Certificates will
                                    be made on the 25th day of each month
                                    (or next business day). The payments to
                                    the Certificates, to the extent of
                                    available funds, will be made according
                                    to the following priority:

                                    Available Funds:

                                    1.   Payment of interest to the holders
                                         of the Class I-A, Class II-A, Class
                                         II-X, Class III-A, Class IV-A,
                                         Class V-A, Class VI-A and Class
                                         VII-A Certificates at a rate

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 8

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

                                         equal to their respective
                                         Certificate Interest Rates (as
                                         described on page 3 hereof);

                                    2.   Payment of principal to the holders
                                         of the Class I-A, Class II-A, Class
                                         III-A, Class IV-A, Class V-A, Class
                                         VI-A and Class VII-A Certificates
                                         in an amount equal to their
                                         respective Group's Senior Principal
                                         Distribution Amount; and

                                    3.   Payment of interest and principal
                                         sequentially to the Mezzanine and
                                         then to the Subordinate
                                         Certificates in order of their
                                         numerical class designations,
                                         beginning with the Class M and then
                                         Class B-1, so that each Mezzanine
                                         and Subordinate Class shall receive
                                         (a) interest at the weighted
                                         average of the Certificate Interest
                                         Rates of all Senior Certificates,
                                         except notional balances (weighted
                                         as described in Note 11 to the
                                         table on Page 3), and (b) principal
                                         in an amount equal to such class'
                                         pro rata share of the Subordinate
                                         Principal Distribution Amount.

                                    The Senior Principal Distribution Amount will generally be comprised of the Senior Certificates' pro rata share of scheduled principal payments due with respect to such Distribution Date and the Senior Certificates' share of unscheduled principal for such Distribution Date as described below in "Shifting Interest."

                                    The Subordinate Principal Distribution
                                    Amount for each Distribution Date will
                                    generally be comprised of the pro rata
                                    share for the Mezzanine and Subordinate
                                    classes of scheduled principal due with
                                    respect to such Distribution Date and
                                    the portion of unscheduled principal for such Distribution Date not allocated to the Senior Certificates.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                               Page 9

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Shifting Interest:                  The Senior Certificates will be entitled
                                    to receive 100% of the prepayments on
                                    the Mortgage Loans up to and including
                                    August 2010. The Senior Prepayment
                                    Percentage can be reduced to the Senior
                                    Percentage plus 70%, 60%, 40%, 20% and
                                    0% of the Subordinate Percentage (which
                                    includes the Mezzanine Percentage) over
                                    the next five years provided that (i)
                                    the principal balance of the Mortgage
                                    Loans 60 days or more delinquent,
                                    averaged over the last 6 months, as a
                                    percentage of the then current principal balance of the Mezzanine and Subordinate
                                    Certificates does not exceed

                                    50% and (ii) cumulative realized losses
                                    for the Mortgage Loans allocated to the
                                    Mezzanine and Subordinate Certificates
                                    do not exceed 30%, 35%, 40%, 45% or 50%
                                    of the aggregate principal balance of
                                    the Mezzanine and Subordinate
                                    Certificates as of the Closing Date, for each test date.

                                    Notwithstanding the foregoing, if after
                                    3 years the current Subordinate
                                    Percentage is equal to two times the
                                    initial Subordinate Percentage and (i)
                                    the principal balance of the Mortgage
                                    Loans 60 days or more delinquent,
                                    averaged over the last 6 months, as a
                                    percentage of the then current principal balance of the Mezzanine and Subordinate Certificates does not exceed 50% and
                                    (ii) cumulative realized losses for the
                                    Mortgage Loans do not exceed a) on or
                                    prior to August 2006, 20% of the
                                    aggregate principal balance of the
                                    Mezzanine and Subordinate Certificates
                                    as of the Closing Date or b) after
                                    August 2006, 30% of the aggregate
                                    principal balance of the Mezzanine and
                                    Subordinate Certificates as of the
                                    Closing Date, then prepayments will be
                                    allocated on a pro rata basis.

                                    If doubling occurs prior to the third
                                    anniversary and the above delinquency
                                    and loss tests are met, then 50% of the
                                    subordinate prepayment percentage can be allocated to the subordinate classes.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                              Page 10

Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2003-AR4 Computational Materials: Preliminary Term Sheet
--------------------------------------------------------------------------------

Allocation of Losses:               Realized Losses on the Mortgage Loans
                                    will be allocated to the most junior
                                    class of Certificates outstanding
                                    beginning with the Class B-6
                                    Certificates, until the Certificate
                                    Principal Balance of each Subordinate
                                    Class has been reduced to zero. After
                                    the Certificate Principal Balance of the Class B-1 Certificates has been reduced to zero, Realized Losses on the Mortgage
                                    Loans will be allocated to the Class M
                                    Certificates. Thereafter, Realized
                                    Losses on the Group I Mortgage Loans
                                    will be allocated to the Class I-A
                                    Certificates; Realized Losses on the
                                    Group II Mortgage Loans will be
                                    allocated to the Class II-A
                                    Certificates; Realized Losses on the
                                    Group III Mortgage Loans will be
                                    allocated to the Class III-A
                                    Certificates, Realized Losses on the
                                    Group IV Mortgage Loans will be
                                    allocated to the Class IV-A
                                    Certificates, Realized Losses on the
                                    Group V Mortgage Loans will be allocated to the Class V-A Certificates, Realized
                                    Losses on the Group VI Mortgage Loans
                                    will be allocated to the Class VI-A
                                    Certificates and Realized Losses on the
                                    Group VII Mortgage Loans will be
                                    allocated to the Class VII-A
                                    Certificates.

                                    Excess losses (bankruptcy, special
                                    hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro-rata basis.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976        July 21, 2003
--------------------------------------------------------------------------------
This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates. Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus
Supplement.                                                              Page 11

                         STATEMENT REGARDING ASSUMPTIONS
            AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by the issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results, which may differ substantially from those, reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models or performance analysis, which are likely to produce different results, and any other further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or liquidity, (b) do not constitute a bid by any person for any security, (c ) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Bear, Stearns & Co. Inc.             WAMMS AR4                     July 22, 2003
bferguso                                                             07:06PM EDT
                                                                     Page 1 of 5

---------------------------------------------------------------------------------------------------------------------
                                                      WAMMS 2003-AR04
---------------------------------------------------------------------------------------------------------------------
GROUPS              Count      Balance       Percent   GWAC    NWAC    Min GWAC   Max GWAC   Avg Balance   Gr. Margin
---------------------------------------------------------------------------------------------------------------------
1. 3/1 JUMBO          268   137,857,375.84     14.49   5.030   4.630     4.000      5.875     514,393.19      2.253
---------------------------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          878   442,011,674.08     46.45   5.251   4.851     4.125      6.875     503,430.15      2.252
---------------------------------------------------------------------------------------------------------------------
3. 3/1 Conforming     345    69,507,802.59      7.31   5.027   4.627     4.000      5.750     201,471.89      2.259
---------------------------------------------------------------------------------------------------------------------
4. 5/1 Conforming     802   168,680,269.88     17.73   5.377   4.977     4.375      7.250     210,324.53      2.254
---------------------------------------------------------------------------------------------------------------------
5. 3/1 Conforming      97    20,954,054.00      2.20   4.721   4.321     3.875      5.375     216,021.18      2.253
---------------------------------------------------------------------------------------------------------------------
6. 5/1 Conforming     254    55,797,020.00      5.86   5.077   4.677     4.250      6.000     219,673.31      2.254
---------------------------------------------------------------------------------------------------------------------
7. 3/1 JUMBO          113    56,684,084.76      5.96   4.784   4.384     3.875      4.875     501,629.07      2.254
---------------------------------------------------------------------------------------------------------------------
TOTAL               2,757   951,492,281.15    100.00   5.175   4.775     3.875      7.250     345,118.71      2.253
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                        WAMMS 2003-AR04
--------------------------------------------------------------------------------------------------------------------------
GROUPS              Init Rate   Periodic Rate   Min Rate   Max Rate   Orig Term   Age   Rem Term    LTV    FICO   Mo. Roll
--------------------------------------------------------------------------------------------------------------------------
1. 3/1 JUMBO          5.000         1.000         2.253     11.030       360       2       358     75.54    709      34
--------------------------------------------------------------------------------------------------------------------------
2. 5/1 JUMBO          5.000         1.000         2.252     10.253       360       2       358     76.68    713      58
--------------------------------------------------------------------------------------------------------------------------
3. 3/1 Conforming     5.000         1.000         2.259     11.027       360       2       358     77.21    714      34
--------------------------------------------------------------------------------------------------------------------------
4. 5/1 Conforming     5.000         1.000         2.254     10.385       360       2       358     77.00    713      58
--------------------------------------------------------------------------------------------------------------------------
5. 3/1 Conforming     5.000         1.000         2.253     10.721       360       1       359     77.59    713      35
--------------------------------------------------------------------------------------------------------------------------
6. 5/1 Conforming     5.000         1.000         2.254     10.077       360       1       359     78.11    708      59
--------------------------------------------------------------------------------------------------------------------------
7. 3/1 JUMBO          5.000         1.000         2.254     10.784       360       1       359     77.88    714      35
--------------------------------------------------------------------------------------------------------------------------
TOTAL                 5.000         1.000         2.253     10.477       360       2       358     76.79    712      51
--------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                      Current Balance
-------------------------------------------------------------------------------------------
  CURRENT BALANCE     Group1   Group2   Group3   Group4   Group5   Group6   Group7    Total
-------------------------------------------------------------------------------------------
        -   100,000     0.00     0.00     2.44     2.30     0.69     1.31     0.00     0.68
-------------------------------------------------------------------------------------------
100,001 -   150,000     0.00     0.00    13.23    11.37     8.45     9.07     0.00     3.70
-------------------------------------------------------------------------------------------
150,001 -   200,000     0.00     0.00    20.72    16.21    24.59    18.10     0.00     5.99
-------------------------------------------------------------------------------------------
200,001 -   250,000     0.00     0.00    25.35    24.19    19.14    22.61     0.00     7.89
-------------------------------------------------------------------------------------------
250,001 -   300,000     0.00     0.00    20.56    26.78    26.06    29.32     0.00     8.54
-------------------------------------------------------------------------------------------
300,001 -   350,000     8.11     7.62    16.59    18.73    21.07    17.98     7.10    11.19
-------------------------------------------------------------------------------------------
350,001 -   400,000    14.89    17.63     1.10     0.42     0.00     0.69    15.41    11.46
-------------------------------------------------------------------------------------------
400,001 -   450,000    15.35    12.37     0.00     0.00     0.00     0.00     9.85     8.56
-------------------------------------------------------------------------------------------
450,001 -   500,000    11.42    13.93     0.00     0.00     0.00     0.00    15.08     9.03
-------------------------------------------------------------------------------------------
500,001 -   550,000     8.81     8.23     0.00     0.00     0.00     0.92    11.18     5.82
-------------------------------------------------------------------------------------------
550,001 -   600,000    10.44     7.43     0.00     0.00     0.00     0.00    14.19     5.81
-------------------------------------------------------------------------------------------
600,001 -   650,000     4.57     8.15     0.00     0.00     0.00     0.00     9.94     5.04
-------------------------------------------------------------------------------------------
650,001 -   700,000     0.00     4.02     0.00     0.00     0.00     0.00     1.23     1.94
-------------------------------------------------------------------------------------------
700,001 -   750,000     3.72     4.81     0.00     0.00     0.00     0.00     2.51     2.92
-------------------------------------------------------------------------------------------
750,001 -   800,000     1.69     4.07     0.00     0.00     0.00     0.00     5.48     2.46
-------------------------------------------------------------------------------------------
800,001 -   850,000     2.98     1.31     0.00     0.00     0.00     0.00     1.45     1.13
-------------------------------------------------------------------------------------------
850,001 -   900,000     2.57     1.59     0.00     0.00     0.00     0.00     1.51     1.20
-------------------------------------------------------------------------------------------
900,001 -   950,000     2.66     2.10     0.00     0.00     0.00     0.00     1.65     1.46
-------------------------------------------------------------------------------------------
950,001 - 1,000,000     7.91     4.24     0.00     0.00     0.00     0.00     3.42     3.32
-------------------------------------------------------------------------------------------
1,000,001 +             4.87     2.51     0.00     0.00     0.00     0.00     0.00     1.87
-------------------------------------------------------------------------------------------
TOTAL                 100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-------------------------------------------------------------------------------------------

                                  Loan to Value

-------------------------------------------------------------------------------------
LOAN TO VALUE   Group1   Group2   Group3   Group4   Group5   Group6   Group7    Total
-------------------------------------------------------------------------------------
 0.01 - 30.00     0.32     0.24     0.45     0.04     0.00     0.54     0.00     0.23
-------------------------------------------------------------------------------------
30.01 - 40.00     0.00     0.55     0.00     0.48     0.79     0.27     0.00     0.37
-------------------------------------------------------------------------------------
40.01 - 50.00     1.44     0.32     0.09     1.42     1.37     0.31     0.00     0.66
-------------------------------------------------------------------------------------
50.01 - 60.00     2.43     2.95     4.06     2.77     0.68     1.91     0.78     2.69
-------------------------------------------------------------------------------------
60.01 - 65.00     6.56     3.68     2.02     2.85     1.54     0.74     2.87     3.56
-------------------------------------------------------------------------------------
65.01 - 70.00    10.00     4.96     3.15     4.26     2.05     3.22     1.55     5.06
-------------------------------------------------------------------------------------
70.01 - 75.00    12.25    10.20     7.42     5.09     7.33     5.49    11.33     9.12
-------------------------------------------------------------------------------------
75.01 - 80.00    66.67    77.12    82.68    82.78    86.23    86.48    83.47    78.14
-------------------------------------------------------------------------------------
80.01 - 85.00     0.00     0.00     0.12     0.17     0.00     0.41     0.00     0.06
-------------------------------------------------------------------------------------
85.01 - 90.00     0.00     0.00     0.00     0.07     0.00     0.64     0.00     0.05
-------------------------------------------------------------------------------------
90.01 - 95.00     0.32     0.00     0.00     0.06     0.00     0.00     0.00     0.06
-------------------------------------------------------------------------------------
TOTAL           100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-------------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.              WAMMS AR4                    July 22, 2003
bferguso                                                             07:06PM EDT
                                                                     Page 2 of 5

--------------------------------------------------------------------------------------------
                                   Gross Rate
--------------------------------------------------------------------------------------------
CURRENT GROSS COUPON      1        2        3        4        5        6        7      Total
--------------------------------------------------------------------------------------------
   - 4.999              27.04    17.87    39.14     9.44    70.86    32.85   100.00    26.20
--------------------------------------------------------------------------------------------
5.000 - 5.249           32.61    23.74    24.63    14.59    23.51    24.07     0.00    22.07
--------------------------------------------------------------------------------------------
5.250 - 5.499           26.74    27.87    27.85    29.82     5.63    29.54     0.00    26.00
--------------------------------------------------------------------------------------------
5.500 - 5.749           10.82    20.84     6.63    31.79     0.00    11.05     0.00    18.02
--------------------------------------------------------------------------------------------
5.750 - 5.999            2.79     8.14     1.75    11.92     0.00     2.18     0.00     6.55
--------------------------------------------------------------------------------------------
6.000 - 6.249            0.00     1.18     0.00     1.84     0.00     0.32     0.00     0.89
--------------------------------------------------------------------------------------------
6.250 - 6.499            0.00     0.10     0.00     0.35     0.00     0.00     0.00     0.11
--------------------------------------------------------------------------------------------
6.750 - 6.999            0.00     0.27     0.00     0.00     0.00     0.00     0.00     0.12
--------------------------------------------------------------------------------------------
7.000 - 7.249            0.00     0.00     0.00     0.13     0.00     0.00     0.00     0.02
--------------------------------------------------------------------------------------------
7.250 - 7.499            0.00     0.00     0.00     0.12     0.00     0.00     0.00     0.02
--------------------------------------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                  Credit Score
----------------------------------------------------------------------------------
FICO SCORE      1        2        3        4        5        6        7      Total
----------------------------------------------------------------------------------
   - 600       0.47     0.00     0.00     0.06     0.00     0.00     0.00     0.08
----------------------------------------------------------------------------------
621 - 640      1.51     1.22     1.15     0.89     0.53     2.78     0.70     1.25
----------------------------------------------------------------------------------
641 - 660      5.71     4.12     4.86     5.94     5.19     6.52     2.44     4.79
----------------------------------------------------------------------------------
661 - 680     18.50    15.95    19.08    15.88    17.99    18.83    16.53    16.79
----------------------------------------------------------------------------------
681 - 700     23.32    21.22    16.96    19.10    19.34    20.22    24.29    20.92
----------------------------------------------------------------------------------
701 - 720     16.09    18.97    19.13    19.62    15.34    18.01    16.85    18.41
----------------------------------------------------------------------------------
721 - 740      9.50    13.12     9.90    13.17    13.89    10.97    14.50    12.34
----------------------------------------------------------------------------------
741 - 760     13.34    11.23    13.84    11.82    13.21     9.86    11.56    11.81
----------------------------------------------------------------------------------
761 - 780      6.52     9.49     7.71     8.68    11.55     8.43     7.10     8.63
----------------------------------------------------------------------------------
781 - 800      4.23     4.21     6.46     3.99     2.97     3.57     5.12     4.33
----------------------------------------------------------------------------------
801 +          0.80     0.47     0.91     0.85     0.00     0.83     0.90     0.65
----------------------------------------------------------------------------------
TOTAL        100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                         Original Term
--------------------------------------------------------------------------------------------
STATED ORIGINAL TERM      1        2        3        4        5        6        7      Total
--------------------------------------------------------------------------------------------
360 - 360              100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                         Gross Margin
-------------------------------------------------------------------------------------------
GROSS COUPON MARGIN      1        2        3        4        5        6        7      Total
-------------------------------------------------------------------------------------------
2.250 - 2.499          99.26    99.56    98.27    99.16    99.32    98.93    99.20    99.29
-------------------------------------------------------------------------------------------
2.500 - 2.749           0.34     0.00     0.00     0.00     0.00     0.57     0.00     0.08
-------------------------------------------------------------------------------------------
2.750 - 2.999           0.40     0.44     1.73     0.84     0.68     0.50     0.80     0.63
-------------------------------------------------------------------------------------------
TOTAL                 100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                  Maximum Rate
-------------------------------------------------------------------------------
ARM MAX RATE        1       2       3       4       5       6       7     Total
-------------------------------------------------------------------------------
9.000 - 9.499      0.00    1.58    0.00    0.52    0.00    2.94    0.00    1.00
-------------------------------------------------------------------------------
9.500 - 9.999      0.00   16.29    0.00    8.92    1.05   29.91    0.99   10.99
-------------------------------------------------------------------------------
10.000 - 10.499   10.85   51.60    4.59   44.42   20.78   53.61    4.87   37.64
-------------------------------------------------------------------------------
10.500 - 10.999   16.19   28.84   34.55   43.52   49.02   13.23   94.14   33.45
-------------------------------------------------------------------------------
11.000 - 11.499   59.35    1.28   52.48    2.19   29.14    0.32    0.00   14.08
-------------------------------------------------------------------------------
11.500 - 11.999   13.61    0.41    8.38    0.00    0.00    0.00    0.00    2.77
-------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.              WAMMS AR4                    July 22, 2003
bferguso                                                             07:06PM EDT
                                                                     Page 3 of 5

---------------------------------------------------------------------------------------
                                         Maximum Rate
---------------------------------------------------------------------------------------
ARM MAX RATE         1        2        3        4        5        6        7      Total
---------------------------------------------------------------------------------------
12.000 - 12.499     0.00     0.00     0.00     0.25     0.00     0.00     0.00     0.04
---------------------------------------------------------------------------------------
15.000 - 15.499     0.00     0.00     0.00     0.18     0.00     0.00     0.00     0.03
---------------------------------------------------------------------------------------
TOTAL             100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                      State
-----------------------------------------------------------------------------
STATE      1        2        3        4        5        6        7      Total
-----------------------------------------------------------------------------
AZ        2.59     3.25     4.10     2.92     4.47     5.78     5.37     3.46
-----------------------------------------------------------------------------
CA       70.45    79.76    42.38    54.60    60.26    53.97    75.44    69.02
-----------------------------------------------------------------------------
CO        3.76     1.99     9.54     6.86     5.12     3.59     1.23     3.78
-----------------------------------------------------------------------------
CT        2.42     0.59     0.68     0.00     0.00     0.00     0.00     0.67
-----------------------------------------------------------------------------
DC        0.00     0.25     0.00     0.00     0.00     0.00     0.00     0.12
-----------------------------------------------------------------------------
FL        3.55     1.99     5.18     3.31     6.22     3.78     1.98     2.88
-----------------------------------------------------------------------------
GA        0.50     1.16     6.29     5.21     3.77     3.44     0.59     2.32
-----------------------------------------------------------------------------
ID        0.00     0.18     0.13     0.90     0.61     0.35     0.00     0.29
-----------------------------------------------------------------------------
IL        1.32     0.34     1.23     0.55     0.00     0.00     1.33     0.62
-----------------------------------------------------------------------------
IN        0.88     0.00     0.18     0.37     0.00     0.00     0.00     0.21
-----------------------------------------------------------------------------
KS        0.00     0.00     0.00     0.10     0.00     0.00     0.00     0.02
-----------------------------------------------------------------------------
KY        0.00     0.00     0.00     0.12     0.00     0.00     0.00     0.02
-----------------------------------------------------------------------------
MA        1.50     0.70     1.37     0.89     0.00     1.52     1.60     0.99
-----------------------------------------------------------------------------
MD        0.00     0.36     0.82     0.69     0.00     0.00     1.42     0.44
-----------------------------------------------------------------------------
MI        0.00     0.12     0.62     0.56     0.82     0.00     0.00     0.22
-----------------------------------------------------------------------------
MN        0.38     0.00     0.00     0.09     0.00     0.00     0.00     0.07
-----------------------------------------------------------------------------
MT        0.00     0.00     0.22     0.45     0.73     0.27     0.00     0.13
-----------------------------------------------------------------------------
NC        0.61     0.72     3.53     2.63     3.43     2.43     2.51     1.52
-----------------------------------------------------------------------------
NH        0.00     0.00     0.37     0.00     0.64     0.00     0.00     0.04
-----------------------------------------------------------------------------
NJ        0.25     0.98     1.11     0.57     1.53     0.00     1.27     0.78
-----------------------------------------------------------------------------
NM        0.00     0.00     0.32     0.07     0.00     0.00     0.00     0.04
-----------------------------------------------------------------------------
NV        1.53     0.56     0.65     0.75     1.01     0.48     1.83     0.82
-----------------------------------------------------------------------------
NY        2.39     0.95     0.30     0.38     0.00     0.54     0.00     0.91
-----------------------------------------------------------------------------
OH        0.00     0.00     1.92     0.41     0.00     0.14     0.00     0.22
-----------------------------------------------------------------------------
OR        0.96     0.88     3.16     4.35     0.00     6.93     0.64     2.00
-----------------------------------------------------------------------------
PA        0.00     0.42     0.75     0.37     0.53     0.64     0.00     0.37
-----------------------------------------------------------------------------
RI        0.00     0.00     0.21     0.00     0.00     0.00     0.00     0.02
-----------------------------------------------------------------------------
SC        1.12     0.27     0.57     0.89     1.03     0.69     0.62     0.59
-----------------------------------------------------------------------------
TN        0.00     0.20     0.58     0.53     0.00     0.99     0.00     0.29
-----------------------------------------------------------------------------
TX        0.00     0.42     2.47     1.14     1.43     0.97     0.00     0.66
-----------------------------------------------------------------------------
UT        0.89     0.90     2.96     1.25     0.00     1.02     1.01     1.10
-----------------------------------------------------------------------------
VA        0.94     0.56     2.16     0.43     2.15     0.40     0.79     0.75
-----------------------------------------------------------------------------
WA        3.96     2.32     6.19     8.62     6.27    12.07     2.37     4.62
-----------------------------------------------------------------------------
WI        0.00     0.08     0.00     0.00     0.00     0.00     0.00     0.04
-----------------------------------------------------------------------------
TOTAL   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------
                                    Net Rate
------------------------------------------------------------------------------------
CURRENT NET COUPON     1       2       3       4       5        6       7      Total
------------------------------------------------------------------------------------
    - 4.999          86.39   69.47   91.62   53.86   100.00   86.46   100.00   74.26
------------------------------------------------------------------------------------
5.000 - 5.249        10.82   20.84    6.63   31.79     0.00   11.05     0.00   18.02
------------------------------------------------------------------------------------
5.250 - 5.499         2.79    8.14    1.75   11.92     0.00    2.18     0.00    6.55
------------------------------------------------------------------------------------
5.500 - 5.749         0.00    1.18    0.00    1.84     0.00    0.32     0.00    0.89
------------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.          WAMMS AR4                        July 22, 2003
bferguso                                                             07:06PM EDT
                                                                     Page 4 of 5

------------------------------------------------------------------------------------------
                                 Net Rate
------------------------------------------------------------------------------------------
CURRENT NET COUPON      1        2        3        4        5        6        7      Total
------------------------------------------------------------------------------------------
5.750 - 5.999          0.00     0.10     0.00     0.35     0.00     0.00     0.00     0.11
------------------------------------------------------------------------------------------
6.250 - 6.499          0.00     0.27     0.00     0.00     0.00     0.00     0.00     0.12
------------------------------------------------------------------------------------------
6.500 - 6.749          0.00     0.00     0.00     0.13     0.00     0.00     0.00     0.02
------------------------------------------------------------------------------------------
6.750 - 6.999          0.00     0.00     0.00     0.12     0.00     0.00     0.00     0.02
------------------------------------------------------------------------------------------
TOTAL                100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                 Remaining Term
--------------------------------------------------------------------------------------
REMAINING TERM      1        2        3        4        5        6        7      Total
--------------------------------------------------------------------------------------
241 - 359        100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------
TOTAL            100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
                                     Purpose
-------------------------------------------------------------------------------------------
LOAN PURP                1        2        3        4        5        6        7      Total
-------------------------------------------------------------------------------------------
Cash Out Refinance     24.61    25.65    22.47    25.18    26.01    15.40    15.23    23.97
-------------------------------------------------------------------------------------------
Consolidation           0.41     0.10     0.00     0.00     0.00     0.00     0.00     0.11
-------------------------------------------------------------------------------------------
Purchase               50.10    49.87    45.95    50.26    46.00    62.52    53.14    50.54
-------------------------------------------------------------------------------------------
Rate/Term Refinance    24.88    24.38    31.57    24.56    28.00    22.09    31.63    25.39
-------------------------------------------------------------------------------------------
TOTAL                 100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                    Occupancy
------------------------------------------------------------------------------------------
OCCTYPE                 1        2        3        4        5        6        7      Total
------------------------------------------------------------------------------------------
Non-Owner Occupied     2.44     0.57     3.74     1.91     4.08     2.78     2.08     1.61
------------------------------------------------------------------------------------------
Owner Occupied        96.97    99.43    96.04    97.84    95.92    95.78    93.73    97.91
------------------------------------------------------------------------------------------
Second Home            0.60     0.00     0.22     0.25     0.00     1.44     4.18     0.48
------------------------------------------------------------------------------------------
TOTAL                100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------------------
PROPTYPE                  1        2        3        4        5        6        7      Total
--------------------------------------------------------------------------------------------
2-4 Family               2.08     0.53     1.10     0.74     0.00     2.59     0.99     0.97
--------------------------------------------------------------------------------------------
Condo                    7.06     7.11    15.89    13.43    17.36    15.61     6.33     9.54
--------------------------------------------------------------------------------------------
High Rise Condo          0.00     0.07     0.00     0.00     0.94     1.18     0.00     0.12
--------------------------------------------------------------------------------------------
Manufactured Housing     0.00     0.00     0.00     0.54     0.00     0.00     0.00     0.10
--------------------------------------------------------------------------------------------
PUD                     24.58    25.63    25.76    24.80    24.33    23.61    29.55    25.43
--------------------------------------------------------------------------------------------
Single                  66.28    66.66    57.25    60.49    57.38    57.01    63.13    63.84
--------------------------------------------------------------------------------------------
TOTAL                  100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
--------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 Months to Roll
-------------------------------------------------------------------------------
MO ROLL      1        2        3        4        5        6        7      Total
-------------------------------------------------------------------------------
25 - 30     0.36     0.00     0.83     0.00     0.00     0.00     0.00     0.11
-------------------------------------------------------------------------------
31 - 36    99.64     0.00    99.17     0.00   100.00     0.00   100.00    29.84
-------------------------------------------------------------------------------
37 - 42     0.00     0.08     0.00     0.00     0.00     0.00     0.00     0.04
-------------------------------------------------------------------------------
43 - 48     0.00     0.17     0.00     0.33     0.00     0.00     0.00     0.14
-------------------------------------------------------------------------------
49 - 54     0.00     0.20     0.00     0.47     0.00     0.32     0.00     0.19
-------------------------------------------------------------------------------
55 - 60     0.00    99.55     0.00    99.20     0.00    99.68     0.00    69.68
-------------------------------------------------------------------------------
TOTAL     100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.

Bear, Stearns & Co. Inc.          WAMMS AR4                        July 22, 2003
bferguso                                                             07:06PM EDT
                                                                     Page 5 of 5

---------------------------------------------------------------------------------------
                                  Documentation
---------------------------------------------------------------------------------------
DOCTYPE    Group 1   Group 2   Group 3   Group 4   Group 5   Group 6   Group 7    Total
---------------------------------------------------------------------------------------
Full/ALT     20.43     24.63     24.27     24.86     31.69     30.39     28.50    24.76
---------------------------------------------------------------------------------------
Limited      79.57     75.37     75.73     75.14     68.31     69.61     71.50    75.24
---------------------------------------------------------------------------------------
TOTAL       100.00    100.00    100.00    100.00    100.00    100.00    100.00   100.00
---------------------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                  Interest Only
-----------------------------------------------------------------------------
IO      Group1   Group2   Group3   Group4   Group5   Group6   Group7    Total
-----------------------------------------------------------------------------
N        17.45    13.81    20.60    16.44    24.54    13.71    18.01    15.78
-----------------------------------------------------------------------------
Y        82.55    86.19    79.40    83.56    75.46    86.29    81.99    84.22
-----------------------------------------------------------------------------
TOTAL   100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
-----------------------------------------------------------------------------

------------------------------------------------------------------------------
                                   Prepayment
------------------------------------------------------------------------------
PREPAY      1        2        3        4        5        6        7      Total
------------------------------------------------------------------------------
N         87.57    92.12    85.01    90.72    80.82    94.74    95.18    90.78
------------------------------------------------------------------------------
Y         12.43     7.88    14.99     9.28    19.18     5.26     4.82     9.22
------------------------------------------------------------------------------
TOTAL    100.00   100.00   100.00   100.00   100.00   100.00   100.00   100.00
------------------------------------------------------------------------------

This report does not constitute a bid or offer by any person for any security or an undertaking by any person to provide or accept any such bid or offer. Each investor must determine for itself the appropriateness of any transaction in securities, including any related legal, tax and accounting considerations, and no recommendation is made herein as to any security or transaction. No assurance is given (x) as to the accuracy or completeness of any of the information set forth herein, or (y) that the prices indicated (i) constitute prices at which the securities listed could have been or may be purchased or sold in any market,
(ii) have been confirmed by actual trades, (iii) reflect the value Bear Stearns assigns to any security while in its inventory, or (iv) take into account the size of any position in the securities listed. Spreads between bid and offer prices may vary significantly due to market volatility or illiquidity. All prices and other information relating to any security are subject to change without notice. Bear, Stearns & Co. Inc. and its affiliates and associated persons may have positions and conduct transactions in the securities covered by this report, and may solicit business from and perform services for the issuers of such securities or their affiliates.